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                                                                    EXHIBIT 10.6


                                                                  March 10, 1988

                             128 TECHNOLOGY CENTER
                             ---------------------

                                 OFFICE LEASE
                                 ------------

                       PARAMETRIC TECHNOLOGY CORPORATION
                       ---------------------------------

                                AMENDMENT NO. 1
                                ---------------

Reference is made to the Lease (the "Lease") by and between DOMINIC J. SARACENO, KURT W. SARACENO, AND EDWARD R. WERNER, trustees of the 128 Technology Trust under a Declaration of Trust dated October 12, 1983, recorded in Middlesex County Registry of Deeds Southern District Book 15268 Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors and assigns where the context so admits), and Parametric Technology Corporation a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where the context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For a good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

1.   ARTICLE I, REFERENCE DATA, is hereby amended as follows:

     . NEW AREA: 7,849 Additional Square Feet, as shown on Exhibit A attached.

     . BASE RENT: $18.00 per square foot for the original space (10,230 square feet). NEW AREA: $17.00 per square foot for the first year, $17.50 per square foot for the second year.

     .    RENT SCHEDULE:

          3,000 square feet available March 10, 1988 thru September 9, 1988 - Monthly Rent - $4,250.00

          5,000 square feet available September 10, 1988 thru March 9, 1989 - Monthly Rent - $7,083.33

          7,849 square feet available March 10, 1989 thru June 30, 1992 - Monthly Rent - $11,446.46

     . TERM: The Term for the entire Premises leased is extended to June 30, 1992.

     .    RENT COMMENCEMENT: Upon substantial completion of space.

     .    TERM COMMENCEMENT: March 10, 1988

     .    LESSEE PARKING: Four (4) assigned parking spaces in the covered area.

     . TENANT IMPROVEMENTS: Turnkey according the plan dated march 1, 1988. Of the 3,052 rentable square feet shown on the plan, Kurt-Saracen Associates may lease this space to Cortex until March 9, 1989.

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.
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Lessee acknowledges and agrees that this Amendment shall not be binding upon
Lessor until an original of this Amendment, executed by Lessor, is delivered to Lessee. Lessee shall not be entitled to rely on any rights set forth herein until such a fully executed Amendment is delivered to Lessee.

Executed as a sealed instrument this 10th day of March, 1988.

                                  LESSOR      128 TECHNOLOGY TRUST


                                              /s/ Dom J. Saraceno, as Trustee
                                              -------------------------------
                                              Dom J. Saraceno, as Trustee
                                              aforesaid


                                              /s/ Kurt W. Saraceno, as Trustee
                                              --------------------------------
                                              Kurt W. Saraceno, as Trustee
                                              aforesaid


                                              /s/ Edward R. Werner, as Trustee
                                              --------------------------------
                                              Edward R. Werner, as Trustee
                                              aforesaid

                                  LESSEE      PARAMETRIC TECHNOLOGY
                                              CORPORATION

                                              BY /s/ Steven C. Walske
                                                 --------------------

                                              OFFICE President
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